Income Taxes - Schedule of Net Deferred Tax Assets (Detail) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Start-up/Organization costs	$ 708,381	$ 926,801
Net operating loss carryforwards	0	645,611
Total deferred tax assets	708,381	1,572,412
Valuation allowance	$ (708,381)	$ (1,572,412)